UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

VIDLER WATER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-36383	94-2723335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3480 GS Richards Blvd, Suite 101, Carson City, NV 89703

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (775) 885-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par Value $0.001	VWTR	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2022, Vidler Water Resources, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of April 13, 2022 (the “Merger Agreement”), by and among the Company, D.R. Horton, Inc., a Delaware corporation (“Parent”), and Potable Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, Purchaser commenced an all-cash tender offer (the “Offer”) for all outstanding shares of the Company’s common stock, par value $0.001 per share (“Shares”), at a purchase price of $15.75 per Share, net to the tendering stockholder in cash, without interest and less any required withholding taxes (the “Per Share Amount”).

The Offer expired one minute following 11:59 p.m., Eastern time, on May 24, 2022. Computershare Inc. and Computershare Trust Company, N.A., depositary and paying agent for the Offer, advised that, as of the expiration of the Offer, a total of 14,229,878 Shares were validly tendered and not validly withdrawn pursuant to the Offer (including Shares subject to guaranteed delivery procedures that have not yet been received), which represent approximately 77.8% of the outstanding Shares. Each condition to the Offer was satisfied or waived, and, on May 25, 2022, Purchaser irrevocably accepted for payment all Shares that were validly tendered and not withdrawn.

On May 25, 2022, following consummation of the Offer, Purchaser merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent. The Merger was completed pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the Company’s stockholders required to consummate the Merger. At the effective time of the Merger (the “Effective Time”), all outstanding Shares not tendered in the Offer (other than Shares held by (i) the Company or its respective subsidiaries immediately prior to the Effective Time and (ii) stockholders of the Company who have properly and validly perfected their statutory appraisal rights under the DGCL) were converted into the right to receive the Per Share Amount on the terms and subject to the condition set forth in the Merger Agreement.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on April 14, 2022 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on May 25, 2022, Purchaser irrevocably accepted for payment all Shares validly tendered and not withdrawn pursuant to the Offer on or prior to the expiration of the Offer. On May 25, 2022, the Merger was completed pursuant to Section 251(h) of the DGCL, with no vote of the Company’s stockholders required to consummate the Merger. Upon the consummation of the Merger, the Company became a wholly-owned subsidiary of Parent.

The aggregate consideration paid in the Offer and Merger for all outstanding Shares, was approximately $288,223,110.00, which was funded from Parent’s cash on hand.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (x) halt and suspend trading in the Shares as of the close of business on May 24, 2022 and (y) file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended and the Common Stock be deregistered under Section 12(b) of the Exchange Act, at the time such filing is permitted under SEC rules.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of Purchaser’s acceptance for payment of all Shares that were validly tendered and not validly withdrawn pursuant to the Offer, a change in control of the Company occurred.

The information set forth in the Introductory Note and under Items 2.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 25, 2022, in connection with the Merger, Dorothy A. Timian-Palmer, Eric H. Speron, Maxim C.W. Webb and Nicole L. Weymouth each resigned from his or her position as a member of the Company board of directors, effective immediately. These departures were not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices. On May 25, 2022, Donald R. Horton was appointed as the sole director of the Company, effective immediately.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were each amended and restated in their entirety. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of April 13, 2022, by and among Vidler Water Resources, Inc., D.R. Horton, Inc. and Potable Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 14, 2022)*

3.1	Amended and Restated Certificate of Incorporation of Vidler Water Resources, Inc.

3.2	Amended and Restated Bylaws of Vidler Water Resources, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2022

VIDLER WATER RESOURCES, INC.

By:	/s/ Maxim C.W. Webb
Name:	Maxim C.W. Webb
Title:	Executive Chairman, Chief Financial Officer

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